                                                                       EXECUTION

                        BENEDEK BROADCASTING CORPORATION
                       BENEDEK COMMUNICATIONS CORPORATION

             LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

        This LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this "WAIVER AND AMENDMENT") is dated as of February 28, 1997, and entered into by and among Benedek Broadcasting Corporation, a Delaware corporation ("COMPANY"), Benedek Communications Corporation, a Delaware corporation ("BCC"), Goldman Sachs Credit Partners L.P. (as successor to Pearl Street L.P.; "GSCP") and the other financial institutions listed on the signature pages hereof ("LENDERS"), and Canadian Imperial Bank of Commerce, New York Agency ("CIBC-NYA"), as Administrative Agent, and for purposes of Section 11 hereof, Benedek License Corporation, a Delaware corporation ("LICENSE SUB"), and is made with reference to that certain Credit Agreement dated as of June 6, 1996, as amended by that certain Limited Waiver and First Amendment to Credit Agreement, dated as of October 31, 1996 (the "CREDIT AGREEMENT"), by and among Company, BCC, Lenders, GSCP, as Arranging Agent, Goldman, Sachs & Co., as Syndication Agent, and CIBC-NYA, as Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

        WHEREAS, BCC and Company have requested Lenders to waive compliance with certain financial covenants in the Credit Agreement and Lenders desire to grant such waiver; and

        WHEREAS, BCC, Company and Lenders desire to amend certain provisions of the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  WAIVER

        Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of BCC and Company herein contained, Lenders hereby waive compliance with certain provisions of subsection 6.6 of the Credit Agreement as follows:

               (A) MINIMUM CASH INTEREST COVERAGE RATIO. Lenders hereby waive compliance with the provisions of subsection 6.6A with respect to the Minimum Cash Interest Ratio required for the four Fiscal Quarter period ended December 31, 1996; provided that the Cash Interest Coverage Ratio for such four Fiscal Quarter period is not less than 1.62:1.00.

               (B) MAXIMUM LEVERAGE RATIO. Lenders hereby waive compliance with the provisions of subsection 6.6C with respect to the Maximum Leverage Ratio permitted as of the last day of the Fiscal Quarter ended December 31, 1996; provided that the Leverage Ratio as of such date is not greater than 7.70:1.00.

               (C) MAXIMUM CREDIT FACILITIES LEVERAGE RATIO. Lenders hereby waive compliance with the provisions of subsection 6.6D with respect to the Maximum Credit Facilities Leverage Ratio permitted as of the last day of the Fiscal Quarter ended December 31, 1996; provided that the Credit Facilities Leverage Ratio as of such date is not greater than 2.69:1.00.

               (D) MINIMUM CONSOLIDATED ADJUSTED EBITDA. Lenders hereby waive compliance with the provisions of subsection 6.6F with respect to the Minimum Consolidated Adjusted EBITDA required for the Fiscal Year 1996; provided that Consolidated Adjusted EBITDA for such Fiscal Year is not less than $46,500,000.

SECTION 2.  LIMITATION OF WAIVER

        Without limiting the generality of the provisions of subsection 9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by BCC and Company with the provisions of subsections 6.6A, 6.6C, 6.6D and 6.6F of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver and Amendment shall be deemed to:

               (A) constitute a waiver of compliance by BCC or Company with respect to (i) subsection 6.6 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

               (B) prejudice any right or remedy that Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver and Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

        Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3.  AMENDMENTS TO CREDIT AGREEMENT

        3.1 AMENDMENTS TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Margin" and "Pricing Reduction" in their entirety and substituting the following therefor:

        " `APPLICABLE MARGIN' means, for each AXEL Series A, AXEL Series B and Revolving Loan, as of any date of determination, a percentage per annum as set forth below less the Pricing Reduction, if any:

==========================================================================================
       AXELS SERIES A                AXELS SERIES B                REVOLVING LOANS
------------------------------------------------------------------------------------------
  BASE RATE      EURODOLLAR     BASE RATE      EURODOLLAR     BASE RATE      EURODOLLAR
    LOANS        RATE LOANS       LOANS        RATE LOANS       LOANS        RATE LOANS
==========================================================================================
     2.75%           3.75%          3.25%          4.25%          2.75%          3.75%
==========================================================================================


        Any change in the Applicable Margin resulting from a Pricing Reduction or any change in the Pricing Reduction shall become effective on the day following delivery of the relevant Compliance Certificate to Administrative Agent and Lenders and shall remain in effect through the next scheduled date for delivery of a Compliance Certificate.

               `PRICING  REDUCTION'  means (i) if at any time the Leverage Ratio as of the end of any Fiscal Quarter is less than 6.75:1.00, a pricing reduction equal to 0.75%; and (ii) if at any time the Leverage Ratio as of the end of any Fiscal Quarter is equal to or less than 5.75:1.00, a pricing reduction equal to 1.00%. The Pricing Reduction shall be determined by reference to the Leverage Ratio set forth in the most recent financial statements delivered by Company to Administrative Agent and Lenders pursuant to clauses (ii) or (iii) of subsection 5.1 (accompanied by a Compliance Certificate delivered by Company pursuant to clause (iv) of subsection 5.1). It is understood and agreed that the Pricing Reduction set forth in clause (i) and the Pricing Reduction set forth in clause (ii) of this definition are not cumulative. Notwithstanding anything herein to the contrary, at any time an Event of Default shall have occurred and be continuing, the Pricing Reduction shall be zero."

        3.2 AMENDMENT TO SUBSECTION 2.1. Subsection 2.1A(iii) of the Credit Agreement is hereby amended by deleting the second sentence thereof and substituting the following therefor:

               "The amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Revolving Loan Commitments is $10,000,000; provided that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 9.1B; and provided, further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii)."

        3.3 AMENDMENT TO SUBSECTION 2.4. Subsection 2.4B(iii)(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(e) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year 1996, provided that Consolidated Excess Cash Flow for Fiscal Year 1996 shall be calculated with respect to the last two Fiscal Quarters of 1996 only), Company shall, no later than 100 days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to (1) with respect to Fiscal Year 1996, 50% of such Consolidated Excess Cash Flow, and (2) with respect to Fiscal Year 1997 and each Fiscal Year thereafter, 75% of such Consolidated Excess Cash Flow if the Leverage Ratio as of the last day of such Fiscal Year is greater than 6.75:1 and 50% of such Consolidated Excess Cash Flow if the Leverage Ratio as of the last day of such Fiscal Year is less than or equal to 6.75:1."

        3.4 AMENDMENT TO SUBSECTION 6.1. Subsection 6.1(viii) of the Credit Agreement is hereby amended by amending clause (c)(1) thereof to read in its entirety as follows:

               "(1) $5,000,000 at any time until the Leverage Ratio is less than or equal to 5.75:1,"

        3.5    AMENDMENTS TO SUBSECTION 6.6.

               (A) MINIMUM CASH INTEREST COVERAGE RATIO. Subsection 6.6A of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following table therefor:


"
==================================================================
                                              MINIMUM
                PERIOD                     CASH INTEREST
                                           COVERAGE RATIO
==================================================================
10/01/96 through 12/31/96                      1.90:1
------------------------------------------------------------------
01/01/97 through 03/31/98                      1.50:1
------------------------------------------------------------------
04/01/98 through 06/30/98                      1.75:1
------------------------------------------------------------------
07/01/98 through 09/30/98                      2.00:1
------------------------------------------------------------------
10/01/98 through 09/30/99                      2.15:1
------------------------------------------------------------------
10/01/99 through 09/30/2000                    2.40:1
------------------------------------------------------------------
10/01/2000 through 09/30/01                    2.80:1
------------------------------------------------------------------
Thereafter                                     2.00:1
==================================================================
                                                                               "



               (B) MINIMUM FIXED CHARGE COVERAGE RATIO. Subsection 6.6B of the Credit Agreement is hereby to read in its entirety as follows:

                      "MINIMUM  FIXED  CHARGE  COVERAGE  RATIO.  BCC and Company
               shall not permit the Fixed Charge Coverage Ratio (i) as of December 31, 1996 for the two consecutive Fiscal Quarters then ended to be less than 1.15:1, (ii) as of March 31, 1997 for the three Fiscal Quarter period then ended to be less than 1.10:1 and
               (iii) as of the last day of any Fiscal Quarter ending during any of the periods set forth below for the four Fiscal Quarter periods then ended to be less than the correlative ratio indicated:


"
====================================================================
            PERIOD                  MINIMUM FIXED CHARGE
                                       COVERAGE RATIO
====================================================================
04/01/97 through 06/30/97                1.05:1
--------------------------------------------------------------------
07/01/97 through 03/31/98                0.95:1
--------------------------------------------------------------------
04/01/98 through 06/30/98                1.00:1
--------------------------------------------------------------------
Thereafter                               1.15:1
====================================================================
                                                                               "


               (C) MAXIMUM LEVERAGE RATIO. Subsection 6.6C of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following table therefor:


"
==================================================================
                                                MAXIMUM
                PERIOD                       LEVERAGE RATIO
==================================================================
10/01/96 through 12/31/96                      6.75:1
------------------------------------------------------------------
01/01/97 through 12/31/97                      8.00:1
------------------------------------------------------------------
01/01/98 through 03/31/98                      7.60:1
------------------------------------------------------------------
04/01/98 through 06/30/98                      7.20:1
------------------------------------------------------------------
07/01/98 through 09/30/98                      6.50:1
------------------------------------------------------------------
10/01/98 through 09/30/2000                    5.75:1
------------------------------------------------------------------
10/01/2000 through 09/30/01                    5.00:1
------------------------------------------------------------------
Thereafter                                     4.75:1
==================================================================
                                                                               "


               (D) MAXIMUM CREDIT FACILITIES LEVERAGE RATIO. Subsection 6.6D of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following table therefor:


"
==================================================================
                                           MAXIMUM CREDIT
                PERIOD                       FACILITIES
                                           LEVERAGE RATIO
==================================================================
07/01/96 through 12/31/96                      2.45:1
------------------------------------------------------------------
01/01/97 through 12/31/97                      2.75:1
------------------------------------------------------------------
01/01/98 through 03/31/98                      2.50:1
------------------------------------------------------------------
04/01/98 through 06/30/98                      2.20:1
------------------------------------------------------------------
10/01/98 through 09/30/99                      1.95:1
------------------------------------------------------------------
10/01/99 through 09/30/2000                    1.45:1
------------------------------------------------------------------
10/01/2000 through 09/30/01                    0.85:1
------------------------------------------------------------------
Thereafter                                     0.50:1
==================================================================

                                                                               "


               (E) MINIMUM CONSOLIDATED ADJUSTED EBITDA. Subsection 6.6F of the Credit Agreement is hereby amended by deleting the table contained therein and substituting the following table therefor:


============================================================
                                     MINIMUM
       FISCAL                 CONSOLIDATED ADJUSTED
        YEAR                         EBITDA
============================================================
1996                                  $53,000,000
------------------------------------------------------------
1997                                  $45,000,000
------------------------------------------------------------
1998                                  $60,000,000
------------------------------------------------------------
1999 and each
year thereafter                       $62,000,000
============================================================



SECTION 4.     CONDITIONS TO EFFECTIVENESS

        Notwithstanding anything to the contrary herein, this Waiver and Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

               (A) BCC, Company and License Sub shall have delivered to Administrative Agent sufficient originally executed copies for each Lender and its counsel of this Waiver and Amendment; Administrative Agent and Lenders constituting Requisite Lenders shall each have executed a counterpart of this Waiver and Amendment; and Company and Administrative Agent shall have received written or telephonic notification of such execution by Requisite Lenders and authorization of delivery thereof; and

               (B) Administrative Agent shall have received from Company, for distribution to each Lender that has executed and delivered a counterpart of this Waiver and Amendment on or prior to 5:00 p.m. (New York City time) on February 28, 1997, an amendment fee in an amount equal to 0.25% of the combined AXEL Exposure and Revolving Loan Exposure of such Lender.

SECTION 5.     REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Waiver and Amendment and to amend the Credit Agreement in the manner provided herein, each of BCC and Company hereby represents and warrants that after giving effect to this Waiver and Amendment:

               (A) CORPORATE POWER AND AUTHORITY. Each of BCC, Company and License Sub has all requisite corporate power and authority to enter into this Waiver and Amendment, and each of BCC and Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Waiver and Amendment.

               (B) AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Waiver and Amendment and the performance of the Credit Agreement as amended by this Waiver and Amendment (as so amended, the "AMENDED AGREEMENT") have been duly authorized by all necessary corporate action on the part of BCC, Company and License Sub.

               (C) NO CONFLICT. The execution and delivery by each of BCC and Company of this Waiver and Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to BCC, Company or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of BCC or Company or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency or government binding on BCC, Company or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of BCC, Company or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of BCC, Company or any of their respective Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or
        (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of BCC, Company or any of their respective Subsidiaries.

               (D) GOVERNMENTAL CONSENTS. The execution and delivery by each of BCC and Company of this Waiver and Amendment and the performance by BCC and Company of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

               (E) BINDING OBLIGATION. This Waiver and Amendment and the Amended Agreement have been duly executed and delivered by each of BCC and Company and are the legally valid and binding obligations of BCC and Company, enforceable against BCC and Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               (F) INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

               (G) ABSENCE OF DEFAULT. No event has occurred and is continuing that would constitute an Event of Default or a Potential Event of Default.

               (H) NO CHANGE TO ORGANIZATIONAL DOCUMENTS. Neither the Certificate of Incorporation nor the Bylaws of BCC or of Company has been amended, supplemented or otherwise modified since the Closing Date.

SECTION 6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        (A) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words or like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

        (B) Except as specifically amended by this Waiver and Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        (C) The execution, delivery and performance of this Waiver and Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

SECTION 7.     FEES AND EXPENSES.

        Each of BCC and Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Waiver and Amendment and the documents and transactions contemplated hereby shall be for the account of BCC and Company.

SECTION 8.     HEADINGS.

        Section and subsection headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purpose or be given any substantive effect.

SECTION 9.     COUNTERPARTS

        This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 10.    GOVERNING LAW

        THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 11.    ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT
               PARTIES

        BCC is a party to the BCC Pledge Agreement and the BCC Security Agreement (collectively, the "BCC COLLATERAL DOCUMENTS") and the BCC Guaranty, in each case as amended through the Second Amendment Effective Date, pursuant to which BCC has
(a) guarantied the Obligations and (b) created Liens in favor of Collateral Agent on certain Collateral and pledged certain Collateral to Collateral Agent to secure the obligations of BCC under the BCC Guaranty. License Sub is a party to the License Sub Guaranty, as amended through the Second Amendment Effective Date, pursuant to which License Sub has guarantied the Obligations. BCC and License Sub are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the BCC Guaranty, the BCC Collateral Documents and the License Sub Guaranty are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

        Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Waiver and Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Waiver and Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations", as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

        Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver and Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Waiver and Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Waiver and Amendment and (ii) nothing in the Credit Agreement, this Waiver and Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                LENDERS:

                                GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                as Arranging Agent and as a Lender



                                By:
                                     ___________________________________________
                                     Authorized Signatory

                                CANADIAN IMPERIAL BANK OF
                                COMMERCE, NEW YORK AGENCY,
                                as Administrative Agent

                                By:    CIBC Wood Gundy Securities Corp.,
                                       as agent



                                       By:
                                            ____________________________________
                                            Managing Director

                                CIBC INC.,
                                as a Lender

                                By:    CIBC Wood Gundy Securities Corp.,
                                       as agent



                                       By:
                                             ___________________________________
                                             Managing Director

                                BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                DLJ CAPITAL FUNDING, INC.,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                MASSACHUSETTS MUTUAL LIFE
                                INSURANCE COMPANY,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                METROPOLITAN LIFE INSURANCE
                                COMPANY,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:


                                THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                PILGRIM AMERICA PRIME RATE
                                TRUST,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                PRIME INCOME TRUST,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                RESTRUCTURED OBLIGATIONS
                                BACKED BY SENIOR ASSETS B.V.,
                                as a Lender

                                By: Chancellor LGT Senior Secured Management, Inc., as Portfolio Advisor



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                SENIOR DEBT PORTFOLIO,
                                as a Lender

                                By:    Boston Management and Research
                                       as Investment Advisor




                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                STRATA FUNDING LTD.,
                                as a Lender



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST,
                                as a Lender




                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                BCC AND COMPANY:

                                BENEDEK BROADCASTING
                                CORPORATION



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                BENEDEK COMMUNICATIONS
                                CORPORATION



                                By:
                                    ____________________________________________
                                    Name:
                                    Title:

                                BENEDEK LICENSE CORPORATION



                                By:
                                    ____________________________________________
                                    Name:
                                    Title: